Exhibit 10.18

[English Translation]

Exclusive Purchase Right Agreement

This Exclusive Purchase Right Agreement (“Agreement”) is entered into by and among the following parties on January 24, 2018:

1.                                               Zhang Xi

ID Number:

2.                                               Shanghai Xi Zhi Enterprise Management Co., Ltd. (together with Zhang Xi, the “Existing Shareholders”)

Registered Address:

Legal Representative: Zhang Xi

3.                                               Shanghai Jing Xue Rui Information and Technology Co., Ltd. (“WFOE”)

Registered Address:

Legal Representative: Meng Xiaoqiang

4.                                               Shanghai OneSmart Education and Training Co., Ltd. (“Company”)

Registered Address:

Legal Representative: Fan Yaozu

(In this Agreement, each a “Party”, collectively the “Parties”.)

WHEREAS:

(1)                                          The Existing Shareholders are the shareholders on record of the Company, aggregately holding 100% of the equity interests in the Company. Upon the execution date of this Agreement, their capital contributions to the registered capital of the Company and proportions of shareholding are set out in Schedule 1 to this Agreement.

(2)                                          To the extent not in contravention of the PRC Laws, the Existing Shareholders intend to transfer the entirety of their equity interests in the Company to the WFOE and/or any other entity or individual designated by it, and the WFOE intends to accept such transfer.

(3)                                          To the extent not in contravention of the PRC Laws, the Company intends to transfer its assets to the WFOE and/or any other entity or individual designated by it, and the WFOE intends to accept such transfer.

(4)                                          For realization of the above equity transfer, the Existing Shareholders and the Company agree to grant, on an exclusive basis, to the WFOE an irrevocable option of equity transfer and an irrevocable option of asset purchase. In accordance with such options of equity transfer and asset purchase and to the extent permitted by the PRC Laws, the Existing Shareholders or the Company shall, at the request of the WFOE, transfer the Option Equity Interests (as defined below) or the Company Assets (as defined below) to the WFOE and/or any other entity or individual designated by it in accordance with this Agreement.

THEREFORE, upon mutual discussions, the Parties agree as follows:

1.                                               Definitions

1.1                                        Unless otherwise required by the context, the following terms shall have the following meanings in this Agreement:

“PRC Laws” means the then effective laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of the People’s Republic of China (for the purpose of this Agreement, excluding Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan).

“Equity Transfer Option” means the option granted to the WFOE by the Existing Shareholders in accordance with the terms and conditions of this Agreement to request the acquisition of the equity interests in the Company.

“Asset Purchase Option” means the option granted to the WFOE by the Company in accordance with the terms and conditions of this Agreement to request the acquisition of any assets of the Company.

“Option Equity Interests” means, as to the Existing Shareholders, their equity interests aggregately representing 100% of the Registered Capital of the Company (as defined below).

“Registered Capital of the Company” means, as of the execution date of this Agreement, the registered capital of the Company in the amount of RMB58,762,528, including any augmentation thereof arising out of any form of capital increase during the term of the Agreement.

“Target Equity Interests” means the equity interests in the Company which the WFOE shall be entitled to request the Existing Shareholders to transfer to it or its designated entity or individual upon exercise of its Equity Transfer Option and in accordance with Section 3 of this Agreement. The Target Equity Interests can be either the whole or a part of the Option Equity Interests, the specific number of which will be determined by the WFOE at its sole discretion in light of the then PRC Laws and its own business considerations.

“Transferrable Assets” means the assets of the Company which the WFOE shall be entitled to request the Company to transfer to it or its designated entity or individual upon exercise of its Asset Purchase Option and in accordance with Section 3 of this Agreement. The Transferrable Assets can be either the whole or a part of the Company Assets, which will be specifically determined by the WFOE at its sole discretion in light of the then PRC Laws and its own business considerations.

“Exercise of Option” means the exercise by the WFOE of its Equity Transfer Option or its Asset Purchase Option.

“Transfer Price” means, upon each Exercise of Option, the aggregate consideration payable by the WFOE or its designated entity or individual to the Existing Shareholders or the Company for the acquisition of the Target Equity Interests or the Transferrable Assets.

“Operation Permits” means any approval, permit, filing, registration or the like required to be held by the Company for its lawful and valid operation of all of its business, including without limitation the Enterprise Legal Person Business License, Tax Registration Certificate, Educational Permit and other relevant permits and licenses as may then be required by the PRC Laws.

“Company Assets” means all tangible and intangible assets owned or disposable by the Company during the term of this Agreement, including without limitation any immovable property, movable property, intellectual property such as trademarks, copyrights, patents, know-hows, domain names, software use rights and the like, and any investment rights and interests.

“Material Agreement” means any agreement to which the Company is a party having a material effect on the business or assets of the Company, including without limitation the Exclusive Technology and Consultation Service Agreement executed by and between the Company and the WFOE on the date of this Agreement, and other material agreements regarding the business of the Company.

“Exercise Notice” has the meaning ascribed to it in Section 3.8 of this Agreement.

“Confidential Information” has the meaning ascribed to it in Section 7.1 of this Agreement.

“Defaulting Party” has the meaning ascribed to it in Section 10.1 of this Agreement.

“Default” has the meaning ascribed to it in Section 10.1 of this Agreement.

“Such Rights” has the meaning ascribed to it in Section 11.5 of this Agreement.

1.2                                        In this Agreement, any reference to any PRC Laws shall be deemed to include:

(a)                                          a reference to such PRC Laws as modified, amended, supplemented or reenacted, effective before or after the date of this Agreement; and

(b)                                          a reference to any other decisions, circulars or rules made pursuant to such PRC Laws or effective as a result of such PRC Laws.

1.3                                        Unless otherwise stated in the context of this Agreement, a reference to a provision, clause, section or paragraph shall refer to a corresponding provision, clause, section or paragraph of this Agreement.

2.                                               Granting of Equity Transfer Option

2.1                                        The Existing Shareholders hereby agree to irrevocably, unconditionally and exclusively grant the WFOE an Equity Transfer Option whereby the WFOE shall be entitled to request, to the extent permitted by the PRC Laws and in accordance with the terms and conditions of this Agreement, the Existing Shareholders to transfer the Option Equity Interests to the WFOE or its designated entity or individual. The WFOE also agrees to accept such Equity Transfer Option. The Existing Shareholders hereby waive their respective rights of first refusal regarding the equity interests in the Company under the articles of association of the Company and the PRC Laws, and hereby irrevocably agree that any shareholder of the Company can transfer the Option Equity Interests to the WFOE or its designated entity or individual.

2.2                                        The Company hereby agrees that the Existing Shareholders can grant such Equity Transfer Option to the WFOE pursuant to Section 2.1 above and other provisions of this Agreement.

2.3                                        The Company hereby agrees to irrevocably, unconditionally and exclusively grant the WFOE an Asset Purchase Option whereby the WFOE shall be entitled to request, to the extent permitted by the PRC Laws and in accordance with the terms and conditions of this Agreement, the Company to transfer any and part of the Company Assets to the WFOE or its designated entity or individual. The WFOE also agrees to accept such Asset Purchase Option.

2.4                                        The Existing Shareholders hereby severally and jointly agree that the Company can grant such Asset Purchase Option to the WFOE pursuant to Section 2.3 above and other provisions of this Agreement.

3.                                               Method of Exercise of Option

3.1                                        Subject to the terms and conditions of this Agreement, to the extent permitted by the PRC Laws, the WFOE is entitled to determine the specific timing, method and the number of times its Exercise of Option at its absolute discretion.

3.2                                        Subject to the terms and conditions of this Agreement, to the extent not in contravention of the then PRC Laws, the WFOE shall be entitled to request at any time the acquisition of all or part of the equity interests in the Company from the Existing Shareholders by itself or through other entity or individual designated by it.

3.3                                        Subject to the terms and conditions of this Agreement, to the extent not in contravention of the then PRC Laws, the WFOE shall be entitled to request at any time the acquisition of all or part of the Company’s assets from the Company by itself or through other entity or individual designated by it.

3.4                                        As for the Equity Transfer Option, upon each Exercise of Option, the WFOE shall be entitled to determine at its sole discretion the number of the equity interests to be transferred by the Existing Shareholders to the WFOE and/or other entity or individual designated by it during such Exercise of Option. The Existing Shareholders shall transfer to the WFOE and/or other entity or individual designated by it the Target Equity Interests in such number as requested by the WFOE. The WFOE and/or other entity or individual designated by it shall pay the Transfer Price regarding the Target Equity Interests acquired during each Exercise of Option to the Existing Shareholders transferring the Target Equity Interests.

3.5                                        As for the Equity Transfer Option, upon each Exercise of Option, the WFOE may acquire the Target Equity Interests by itself or designate any third party to acquire all or part of such Target Equity Interests.

3.6                                        As for the Asset Purchase Option, upon each Exercise of Option, the WFOE shall be entitled to determine the specific Company Assets to be transferred by the Company to the WFOE and/or other entity or individual designated by it during such Exercise of Option. The Company shall transfer to the WFOE and/or other entity or individual designated by it such Transferrable Assets as requested by the WFOE. The WFOE and/or other entity or individual designated by it shall pay the Transfer Price regarding the Transferrable Assets acquired during each Exercise of Option to the Company.

3.7                                        As for the Asset Purchase Option, upon each Exercise of Option, the WFOE may acquire the Transferrable Assets by itself or designate at its discretion any qualified third party to acquire all or part of such Transferrable Assets.

3.8                                        Each time the WFOE decides to carry out its Exercise of Option, it shall give an Equity Transfer Option exercise notice to the Existing Shareholders or an Asset Purchase Option exercise notice to the Company (collectively “Exercise Notice”, the forms of which are set out in Schedules 2 and 3 to this Agreement). Upon receipt of an Exercise Notice, the Existing Shareholders or the Company shall, based on the Exercise Notice and in the way prescribed in Section 3.4 (applicable to the Equity Transfer Option) or Section 3.6 (applicable to the Asset Purchase Option) of this Agreement, immediately transfer all the Target Equity Interests or the Transferrable Assets to the WFOE and/or other entity or individual designated by it in the number prescribed in the Exercise Notice on a one-off basis.

4.                                               Transfer Price

4.1                                        As for the Equity Transfer Option, upon each Exercise of Option by the WFOE, the WFOE or its designated entity or individual shall pay to the Existing Shareholders the corresponding Transfer Price in accordance with the proportions of equity interests in the Company in respect of each such Exercise of Option and based on the minimum price permitted by the PRC

Laws and regulations upon the Exercise of Option before requiring the Existing Shareholders to handle the registration with the industry and commerce administration related to the equity transfer. The Existing Shareholders agree that upon receipt of such Transfer Price, they shall, pursuant to the specific instructions of the WFOE, (i) repay the loans under the Loan Agreement executed by the Existing Shareholders and the WFOE on the same date of this Agreement (including any amendment, supplement or restatement thereto from time to time) with such Transfer Price, and/or (ii) return such Transfer Price to the WFOE or its designated person in a lawful manner.

4.2                                        As for the Asset Purchase Option, upon each Exercise of Option by the WFOE, the WFOE or its designated entity or individual shall pay RMB1 (one) to the Company. If the minimum price permitted by the then PRC Laws is higher than the aforesaid price, the minimum price permitted by the PRC Laws shall prevail. The Company agrees that upon receipt of such Transfer Price, it shall, pursuant to the specific instructions of the WFOE, return such Transfer Price to the WFOE or its designated person in a lawful manner.

5.                                               Representations and Warranties

5.1                                        The Existing Shareholders and the Company hereby represent and warrant that (unless otherwise required in the context of this Agreement, such representations and warranties shall continue to be effective):

5.1.1                              They are natural persons with full civil capacity or a limited liability company lawfully incorporated and existing; they have full and independent legal status and legal capacity and the capacity to execute, deliver and perform this Agreement, and have been duly authorized to execute, deliver and perform this Agreement, and may sue or be sued as an independent party.

5.1.2                              They have the full power and authority to execute, deliver and perform this Agreement and all other documents to be executed by them in connection with the transactions contemplated in this Agreement as well as full power and authority to consummate the transactions contemplated in this Agreement. The execution and performance by them of this Agreement do not violate or conflict with any law applicable to them in effect, any agreement to which they are a party or by which their assets are bound, any court judgment, any arbitral award, or any decision of any administrative authority.

5.1.3                              This Agreement is lawfully and duly executed and delivered by them, and constitutes lawful and binding obligations enforceable against them in accordance with the terms of this Agreement.

5.1.4                              The Existing Shareholders are the lawful owners of the Option Equity Interests on record as of the date of this Agreement, other than the pledge created under the Equity Pledge Agreement (including any amendment, supplement or restatement thereto from time to time) executed by and among the WFOE and the Existing Shareholders on the same date of this Agreement and the proxy rights created under the Shareholders’ Voting Rights Agreement (including any amendment, supplement or restatement thereto from time to time) executed by and among the WFOE and the Existing Shareholders on the same date of this Agreement, the Option Equity Interests are free from any lien, pledge, claims and other security interests and third party rights. Pursuant to this Agreement, after the Exercise of Option, the WFOE and/or other entity or individual designated by it can obtain good title to the Target Equity Interests free from any lien, pledge, claims and other security interests or third party rights.

5.1.5                              The Company Assets are free from any lien, pledge, claims and other security interests and third party rights. Pursuant to this Agreement, after the Exercise of Option, the WFOE and/or other entity or individual designated by it can obtain good title to the Company Assets free from any lien, pledge, claims and other security interests or third party rights.

5.1.6                              Unless under compulsory requirements of the PRC Laws and with prior written consent of the WFOE, the Existing Shareholders are not entitled to require the Company to declare distributions or actually effect distributions of any distributable profits, bonuses or dividends; if the Existing Shareholders gain any profits, bonuses or dividends from the Company after the execution of this Agreement, they shall timely grant them (after deduction of relevant taxes) to the WFOE or other qualified entity or individual designated by it to the extent permitted by the PRC Laws.

5.2                                        The WFOE hereby represents and warrants that:

5.2.1                              The WFOE is a wholly foreign-owned enterprise duly registered and lawfully existing under the PRC Laws with independent legal personality. The WFOE has full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and has been duly authorized to execute, deliver and perform this Agreement, and may sue or be sued as an independent party.

5.2.2                              The WFOE has full internal corporate power and authority to execute, deliver and perform this Agreement and all other documents to be executed by it in connection with the transactions contemplated in this Agreement as well as full power and authority to consummate the transactions contemplated in this Agreement. This Agreement is lawfully and duly executed and delivered by it. The execution and performance by it of this Agreement do not violate or conflict with any law applicable to it in effect, any agreement to which it is a party or by which its asset is bound, any court judgment, any arbitral award, or any decision of any administrative authority. This Agreement constitutes legal and binding obligations enforceable against it in accordance with the terms of this Agreement.

6.                                               Undertakings by the Existing Shareholders

The Existing Shareholders hereby undertake that:

6.1                                        During the term of this Agreement:

6.1.1                              Without prior written consent of the WFOE, they shall not sell, transfer, pledge or otherwise dispose of, or permit to create any encumbrances on (including direct or indirect sale, transfer, pledge or disposal in any manner of the equity interests in the Company or relevant rights and interests thereof (and if the Existing Shareholders indirectly hold equity interests in the Company via intermediary holding companies, they shall not sell, transfer, pledge in any manner or otherwise dispose of their equity interests and rights and interests thereof in such intermediary holding company, and shall ensure such intermediary holding company will not issue equity interests to any third party)) any lawful or beneficial rights and interests of their equity interests in the Company at any time from the execution date of this Agreement, other than the pledge created on the equity interests in the Company under the Equity Pledge Agreement (including any amendment, supplement or restatement thereto from time to time) executed by and among relevant parties on the same date of this Agreement and the proxy rights created on the equity interests in the Company under the Shareholders’ Voting Rights Agreement (including any amendment, supplement or restatement thereto from time to time) executed by and among relevant parties on the same date of this Agreement;

6.1.2                              Without prior written consent of the WFOE, they shall not, during the shareholders’ meeting of the Company, vote in favor of, support or execute any shareholders’ resolution to approve the sale, transfer, pledge or disposal in any manner of, or permit to create any encumbrances on, any lawful or beneficial rights and interests of any equity interests or assets, except those made to the WFOE or its designated entity or individual;

6.1.3                              Without prior written consent of the WFOE, they shall not in any manner agree, support or approve merger or consolidation of the Company with any other entity, merger or acquisition of the Company by any other entity, or investment by the Company in any entity, or split-up of the Company, change in the registered capital or the form of the Company;

6.1.4                              At the request of the WFOE, they shall immediately inform the WFOE of any actual or potential litigation, arbitration or administrative proceedings regarding their equity interests;

6.1.5                              Prior to the transfer of all Option Equity Interests to the WFOE, they shall execute all necessary or proper documents, take all necessary or proper actions, raise all necessary or proper claims of right, or raise all necessary or proper claims against claims of compensation so as to maintain the ownership of their equity interests;

6.1.6                              At the request of the WFOE, they shall appoint or engage the persons designated by the WFOE as directors and senior management of the Company;

6.1.7                              Without prior written consent of the WFOE, they shall not and shall not cause the management of the Company to dispose of any material Company Assets (other than that incurred in the ordinary course of business), or create any security interest or other third party rights on the material assets;

6.1.8                              Without prior written consent of the WFOE, they shall not and shall not cause the management of the Company to terminate any Material Agreements entered into by the Company or enter into any other agreements in conflict with such existing Material Agreements;

6.1.9                              Without prior written consent of the WFOE, they shall not appoint or remove any directors, supervisors or other management members of the Company who shall be appointed and removed by the Existing Shareholders;

6.1.10                       Without prior written consent of the WFOE, they shall not cause the Company to declare distributions or actually effect distributions of any distributable profits, bonuses or dividends;

6.1.11                       They shall ensure that the Company will maintain its valid existence and will not be terminated, liquidated or dissolved without prior written consent of the WFOE;

6.1.12                       Without prior written consent of the WFOE, they shall not cause or agree that the Company makes amendments to its articles of association;

6.1.13                       Without prior written consent of the WFOE, they shall not cause or agree that the Company materially changes its business scope or terminates or suspends any current business;

6.1.14                       Without prior written consent of the WFOE, they shall ensure that the Company will not lend or borrow money (other than that required in the ordinary course of business), provide guarantee or any other form of security, or assume any substantial obligations beyond its ordinary course of business;

6.1.15                       Without prior written consent of the WFOE, they shall not cause or agree that the Company conducts any related party transaction with its direct or indirect shareholders, directors, supervisors, management or their respective related parties;

6.1.16                       Without prior written consent of the WFOE, they shall not conduct any action or non-action that will cause a conflict of interest between them and the Company or the WFOE;

6.1.17                       Without prior written consent of the WFOE, they shall not conduct any action or non-action which is likely to impair the assets or goodwill of the Company or affect the validity of the Operation Permits of the Company;

6.1.18                       They shall timely inform the WFOE of any circumstances to their knowledge which are likely to have a material adverse effect on the existence, business operation, financial conditions, assets or goodwill of the Company and shall timely take all measures acknowledged by the WFOE to eliminate such adverse circumstances or take effective remedies for such adverse circumstances;

6.1.19                       Without prior written consent of the WFOE, they shall not cause or agree that the Company makes any material amendment to its accounting policy or changes its accountants;

6.1.20                       They shall strictly comply with all the provisions in this Agreement and other agreements jointly or separately executed by relevant parties, solidly perform all obligations under such agreements, and shall not conduct any action or non-action that will sufficiently affect the validity and enforceability of such agreements.

For the purpose of this Section 6.1, “Company” shall refer to the Company and all its subsidiaries (unless otherwise required by the context).

6.2                                        Upon the issuance of an Exercise Notice (subject to the circumstances under which the WFOE exercises its Equity Transfer Option or Asset Purchase Option) by the WFOE:

6.2.1                              The Existing Shareholders shall immediately take all necessary actions so as to (i) cause the Existing Shareholders to transfer all Target Equity Interests to the WFOE and/or other entity or individual designated by it at the Transfer Price and to waive any of their rights of first refusal (if any); or (ii) approve the transfer by the Company of all Transferrable Assets to the WFOE and/or other entity or individual designated by it at the Transfer Price;

6.2.2                              The Existing Shareholders shall (i) immediately execute equity transfer agreements with the WFOE and/or other entity or individual designated by it whereby they shall transfer all the Target Equity Interests to the WFOE and/or other entity or individual designated by it at the Transfer Price, and shall, in accordance with the request of the WFOE and the requirements of laws and regulations, provide the WFOE with necessary support (including causing the Company to hold a shareholders’ meeting to adopt a shareholders’ meeting resolution on such equity transfer and to provide and execute all relevant legal documents, to perform all governmental approval and registration formalities and assume all relevant obligations) so that the WFOE and/or other entity or individual designated by it can acquire all Target Equity Interests free from any legal defects and any security interest, third party restrictions created by the Existing Shareholders or any other restrictions, and the Existing Shareholders shall cooperate in and cause the completion of relevant registration with the industry and commerce administration and the update of shareholders’ register within thirty (30) days after the issuance of the Exercise Notice by the WFOE; or (ii) cause the Company to execute asset transfer agreements with the WFOE and/or other entity or individual designated by it whereby the Company shall transfer all the Transferrable Assets to the WFOE and/or other entity or individual designated by it at the Transfer Price, and shall, in accordance with the request of the WFOE and the requirements of laws and regulations, cause the shareholders to provide the WFOE with necessary support (including providing and executing all relevant legal documents, performing all governmental approval and registration formalities and assuming all relevant obligations) so that the WFOE and/or other entity or individual designated by it can acquire all the Transferrable Assets free from any legal defects and any security interest, third party restrictions or any other restrictions on the Company Assets.

6.3                                        If the aggregate Transfer Price received by any of the Existing Shareholders in respect of his transferred equity interests exceeds his capital contributions to the Company, or if any of the Existing Shareholders receives profit distributions, dividends or bonuses in any form from the Company, such Existing Shareholder agrees to compensate the WFOE with the full amount of the Transfer Price obtained from such transferred equity interests and any received profit distributions, dividends or bonuses. Otherwise the Existing Shareholders shall compensate the WFOE and/or other entity or individual then designated by it for the losses thereby incurred.

7.                                               Undertakings by the Company

The Company hereby undertakes that:

7.1                                        During the term of this Agreement:

7.1.1                              Without prior written consent of the WFOE, it shall not conduct or permit the Existing Shareholders’ sale, transfer, pledge or disposal in other manner of, or permit the Existing Shareholders to create any encumbrances on any lawful or beneficial rights and interests of the equity interests in the Company, other than the pledge created on the equity interests of the Company under the Equity Pledge Agreement (including any amendment, supplement or restatement thereto from time to time) executed by and among relevant parties on the same date of this Agreement and the proxy rights created on the equity interests of the Company under the Shareholders’ Voting Rights Proxy Agreement (including any amendment, supplement or restatement thereto from time to time) executed by and among relevant parties on the same date of this Agreement;

7.1.2                              Without prior written consent of the WFOE, it shall not execute any shareholders’ resolution to approve the sale, transfer, pledge or disposal in any manner of any lawful or beneficial interests of the equity interests or assets owned by the Company, or permit to create any encumbrances on any equity interests or assets in the Company, except those made to the WFOE or its designated entity or individual;

7.1.3                              Without prior written consent of the WFOE, it shall not merge or consolidate with any other entity, be merged or acquired by any other entity, make investment in any other entity, be demerged, or make change to the registered capital or the form of the Company;

7.1.4                              It shall immediately inform the WFOE of any actual or potential litigation, arbitration or administrative proceedings regarding the equity interests of the Existing Shareholders;

7.1.5                              Prior to the transfer of all Option Equity to the WFOE by the Existing Shareholders, it shall cooperate to execute all necessary or proper documents, to take all necessary or proper actions, to raise all necessary or proper claims of right, or to raise all necessary or proper claims against claims of compensation so as to maintain the Existing Shareholders’ ownership of their equity interests;

7.1.6                              At the request of the WFOE, it shall approve the Existing Shareholders’ appointment or engagement of the persons designated by the WFOE as directors and senior management of the Company;

7.1.7                              Without prior written consent of the WFOE, it shall not and shall not cause the management of the Company to dispose of any material Company Assets (other than that incurred in the ordinary course of business), or create any security interest or other third party rights on any Company Assets;

7.1.8                              Without prior written consent of the WFOE, it shall not and shall not cause the management of the Company to terminate any Material Agreement entered into by the Company or enter into any other agreements in conflict with such existing Material Agreements;

7.1.9                              Without prior written consent of the WFOE, it shall not cause the Company to declare distributions or actually effect distribution of any distributable profits, bonuses or dividends;

7.1.10                       It shall ensure that the Company will maintain its valid existence and will not be terminated, liquidated or dissolved without prior written consent of the WFOE;

7.1.11                       Without prior written consent of the WFOE, it shall not amend its articles of association;

7.1.12                       Without prior written consent of the WFOE, it shall not materially change its business scope or terminate or suspend any current business;

7.1.13                       Without prior written consent of the WFOE, it shall not lend or borrow money (other than that required in the ordinary course of business), provide guarantee or any other form of security, or assume any material obligations beyond its ordinary course of business;

7.1.14                       Without prior written consent of the WFOE, it shall not cause or agree that the Company conducts any related party transaction with its direct or indirect shareholders, directors, supervisors, management or their respective related parties;

7.1.15                       Without prior written consent of the WFOE, it shall not conduct any action or non-action that will cause a conflict of interest between it and the WFOE;

7.1.16                       Without prior written consent of the WFOE, it shall not conduct any action or non-action which is likely to impair the assets or goodwill of the Company or affect the validity of the Operation Permits of the Company;

7.1.17                       It shall timely inform the WFOE of any circumstances to its knowledge which are likely to have a material adverse effect on the existence, business operation, financial condition, assets or goodwill of the Company and shall timely take all measures acknowledged by the WFOE to eliminate such adverse circumstances or take effective remedies for such adverse circumstances;

7.1.18                       Without prior written consent of the WFOE, it shall not make any material amendment to its accounting policy or change its accountants;

7.1.19                       Without prior written consent of the WFOE, it shall not conduct or permit to be conducted any act or action which is likely to have an adverse effect on the interests of the WFOE under this Agreement, including without limitation any act or action restricted by Section 6.1;

7.1.20                       It shall strictly comply with all the provisions in this Agreement and other agreements jointly or separately executed by relevant parties, solidly perform all obligations under such agreements, and shall not conduct any action or non-action that will sufficiently affect the validity and enforceability of such agreements.

For the purpose of this Section 7.1, “Company” shall refer to the Company and all its subsidiaries (unless otherwise required by the context).

7.2                                        If the execution and performance of this Agreement and the granting of the Equity Transfer Option or Asset Purchase Option under this Agreement require any third party consent, permit, waiver, authorization, or any governmental approval, permit, exemption, or any registration or filing formalities with any governmental authority (if required by law), the Company shall exert every effort to assist in the satisfaction of the above conditions.

7.3                                        Upon the issuance of an Exercise Notice (subject to the circumstances under which the WFOE exercises its Equity Transfer Option or Asset Purchase Option) by the WFOE:

7.3.1                              The Company shall and shall cause the Existing Shareholders to immediately take all necessary actions, (i) to cause the Existing Shareholders to transfer all Target Equity Interests to the WFOE and/or other entity or individual designated by it at the Transfer Price and to waive any of their rights of first refusal (if any); or (ii) to enable the Company to transfer all Transferrable Assets to the WFOE and/or other entity or individual designated by it at the Transfer Price;

7.3.2                              The Company shall (i) and shall cause the Existing Shareholders to immediately execute equity transfer agreements with the WFOE and/or other entity or individual designated by it whereby they shall transfer all the Target Equity Interests to the WFOE and/or other entity or individual designated by it at the Transfer Price, and they shall, in accordance with the request of the WFOE and the requirements of laws and regulations, provide the WFOE with necessary support (including causing the Company to hold a shareholders’ meeting to adopt a shareholders’ meeting resolution on such equity transfer and to provide and execute all relevant legal documents, to perform all governmental approval and registration formalities and assume of all relevant obligations) so that the WFOE and/or other entity or individual designated by it can acquire all Target Equity Interests free from any legal defects and any security interest, third party restrictions created by the Existing Shareholders or any other restrictions, and the Company shall and shall cause the Existing Shareholders to cooperate in and cause the completion of relevant registration with the industry and commerce administration and the update of shareholders’ register within thirty (30) days after the issuance of the Exercise Notice by the WFOE; or (ii) execute asset transfer agreements with the WFOE and/or other entity or individual designated by it whereby the Company shall transfer all the Transferrable Assets to the WFOE and/or other entity or individual designated by it at the Transfer Price, and shall, in accordance with the request of the WFOE and the requirements of laws and regulations, cause the shareholders to provide the WFOE with necessary support (including providing and executing all relevant legal documents, performing all governmental approval and registration formalities and assuming all relevant obligations) so that the WFOE and/or other entity or individual designated by it can acquire all the Transferrable Assets free from any legal defects and any security interest, third party restrictions or any other restrictions on the Company Assets.

8.                                               Confidentiality Obligations

8.1                                        During the term of this Agreement and after the termination of this Agreement, the Parties shall maintain in strict confidence the business secrets, exclusive information, customer information and any other information with confidential nature regarding other Parties obtained during the entry into and performance of this Agreement (“Confidential Information”). Except where prior written consent has been obtained from the Party disclosing the Confidential Information or where disclosure to a third party is mandated by relevant laws or regulations or by the requirements of the listing place of a Party’s affiliate, or where the disclosure is made during the proceedings of any suit, arbitration or other legal proceedings or made, in relation to the aforesaid legal proceedings, to the courts, arbitration institutions, or relevant implementation or regulatory authorities, the Party receiving the Confidential Information shall not disclose any Confidential Information to any other third party; the Party receiving the Confidential Information shall not directly or indirectly use any Confidential Information other than for the purpose of performing this Agreement.

8.2                                        The following information shall not constitute Confidential Information:

(a)                                          any information that has already been previously obtained by the receiving Party in a lawful manner as proved by written records; or

(b)                                          any information that enters the public domain not due to the fault of the receiving Party; or

(c)                                           any information lawfully acquired by the receiving Party from other sources after the receipt of relevant information.

8.3                                        A receiving Party may disclose the Confidential Information to its or its related parties’ relevant employees, agents, lenders or potential lenders (including the agents or trustees of the lenders), financing arrangers or potential financing arrangers or its appointed professionals, provided that such receiving Party shall execute confidentiality agreements or relevant commitment letters with the aforesaid persons to ensure that such persons shall comply with relevant terms and conditions of this Agreement or (as for any lenders (including the agents or trustees of the lenders) or the financing arrangers) the terms and conditions of the separately executed confidentiality agreements, and the receiving Party shall assume any liability arising out of the breach by the aforesaid persons of such relevant terms and conditions.

8.4                                        Notwithstanding any other provisions of this Agreement, the validity of this section shall not be affected by any termination of this Agreement.

9.                                               Term of Agreement

9.1                                        This Agreement shall become effective after being executed/sealed by the Parties to this Agreement or their authorized representatives. This Agreement shall be terminated after all the Option Equity Interests and the Company Assets have been transferred to the WFOE and/or other entity or individual designated by it in accordance with relevant laws and pursuant to this

Agreement unless otherwise agreed by the Parties.

10.                                        Notice

10.1                                 Any notice, request, demand and other correspondences required by or made pursuant to this Agreement shall be made in writing and delivered to the relevant Parties.

10.2                                 Notices under this Agreement shall be delivered in person, by facsimile or by registered post to the following addresses unless changed by written notifications. The delivery date of the notice shall be the receiving date on the receipt if delivered by registered post, or the date of delivering to the recipient if delivered in person or by facsimile. If delivered by facsimile, the original notice should be immediately sent to the following addresses in person or by registered post after such delivery.

WFOE: Shanghai Jing Xue Rui Information and Technology Co., Ltd.

Registered Address:

Tel:

Recipient: Zhang Xi

The Company and the Existing Shareholders

Domicile:

Tel:

Recipient: Zhang Xi

11.                                        Liability for Default

11.1                                 The Parties agree and acknowledge that if any Party (“Defaulting Party”) breaches any provision of this Agreement, or fails to perform or delays in performing any obligation under this Agreement, it shall constitute a default under this Agreement (“Default”) and the non-defaulting party shall be entitled to request the Defaulting Party to cure such Default or take remedies within a reasonable time period. If the Defaulting Party fails to cure such Default or take remedies within such reasonable time period or within ten (10) days after the Non-Defaulting Party notifies the Defaulting Party in writing and requests it to cure such Default, then the non-defaulting party is entitled to decide at its discretion:

11.1.1                       If the Existing Shareholders are the Defaulting Party, the WFOE shall be entitled to terminate this Agreement and request the Defaulting Party to indemnify for damages, or to request the Defaulting Party to continue to perform its obligations under this Agreement and to request the Defaulting Party to indemnify for all the damages;

11.1.2                       If the WFOE is the Defaulting Party, the non-defaulting Party shall be entitled to request the Defaulting Party to indemnify for damages, unless otherwise stipulated by laws or agreed by the Parties, the non-defaulting Party shall not be entitled to terminate or cancel this Agreement under any circumstances.

11.2                                 Notwithstanding any other provisions of this Agreement, the validity of this section shall not be affected by any termination of this Agreement.

12.                                        Miscellaneous

12.1                                 Any approval, instruction, demand, notice, exercise or waiver of any right, or other action of the WFOE shall be made in writing and attached with the resolutions of relevant shareholders’ meeting, board of directors or similar decision-making body of such company’s offshore indirect holding company (ONESMART EDUCATION GROUP LIMITED) to internally approve such issue (if such issue is among those requiring the approval of shareholders, board of directors or other similar decision-making body according to the articles of association of ONESMART EDUCATION GROUP LIMITED).

12.2                                 This Agreement is made in Chinese in four (4) originals and each Party to this Agreement shall hold one (1) copy.

12.3                                 The entry into, effectiveness, performance, amendment, interpretation and termination of this Agreement shall be governed by the PRC Laws.

12.4                                 Any dispute arising out of and in connection with this Agreement shall be settled by the Parties through consultations and shall, in the absence of an agreement being reached by the Parties within thirty (30) days from its occurrence, be submitted by any Party to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration in accordance with the then effective arbitration rules of CIETAC. The place of arbitration shall be Beijing and the language for arbitration shall be Chinese. The arbitration award shall be final and binding on the Parties to this Agreement.

12.5                                 No rights, power or remedies granted to each Party by any provision of this Agreement shall preclude any other rights, power or remedies enjoyed by such Party in accordance with the laws or any other provisions under this Agreement and no exercise by a Party of any of its rights, powers and remedies shall preclude its exercise of its other rights, power and remedies.

12.6                                 No failure or delay by a Party in exercising any rights, power or remedies pursuant to this Agreement or any laws (“Such Rights”) shall result in a waiver of Such Rights; and no single or partial waiver of Such Rights shall preclude such Party from exercising Such Rights in any other manner or from exercising other Such Rights.

12.7                                 All the schedules listed in this Agreement constitute an integral part of this Agreement and have equal legal effect as the body text of this Agreement.

12.8                                 The section headings in this Agreement are for convenience of reference only and shall in no event be used in or affect the interpretation of the provisions of this Agreement.

12.9                                 Each provision contained in this Agreement shall be severable and independent from any other provisions of this Agreement, and if at any time any one or more provisions of this Agreement become invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

12.10                          This Agreement shall replace upon its execution any other legal documents on the same subject previously executed by the Parties. Any amendments or supplements to this Agreement shall be made in writing, and shall take effect only if duly signed/sealed by the Parties to this Agreement. Notwithstanding as otherwise agreed in this Agreement, without prior written consent of the WFOE, the Existing Shareholders and the Company shall not revoke the Equity Transfer Option or Asset Purchase Option under this Agreement or terminate this Agreement. Notwithstanding the aforesaid, the WFOE can at any time terminate this Agreement by sending a written notice to the Existing Shareholders and the Company thirty (30) days in advance.

12.11                          Without prior written consent of the WFOE, the Existing Shareholders or the Company shall not transfer any of their rights and/or obligations under this Agreement to any third party. The Shareholders and the Company hereby agree that the WFOE is entitled to transfer any of its rights and/or obligations under this Agreement to any third party without prior notice to or consent of relevant shareholders or the Company.

12.12                          This Agreement shall be binding upon the lawful transferees or successors of the Parties.

[Intentionally left blank below]

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date first above written.

WFOE: Shanghai Jing Xue Rui Information and Technology Co., Ltd. (seal)

Signature:	/s/ Meng Xiaoqiang

Name: Meng Xiaoqiang

Company: Shanghai OneSmart Education and Training Co., Ltd. (seal)

Signature:	/s/ Zhang Xi

Authorized Representative

Existing Shareholder:

Zhang Xi

Signature:	/s/ Zhang Xi

Signature Page to Exclusive Purchase Right Agreement

IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date first above written.

Existing Shareholder:

Shanghai Xi Zhi Enterprise Management Co., Ltd. (Seal)

Signature :	/s/ Zhang Xi

Name:

Signature Page to Exclusive Purchase Right Agreement

Schedule 1 Basic Information of the Company

Company Name: Shanghai OneSmart Education and Training Co., Ltd.

Shareholding Structure:

Name of the Shareholder	Amount of Capital Contribution (RMB/Yuan)	Shareholding Percentage
Zhang Xi	17,000,000	28.93%
Shanghai Xi Zhi Enterprise Management Co., Ltd.	41,762,528	71.07%
Total	58,762,528	100%

Schedule 1 to Exclusive Purchase Right Agreement

Schedule 2:

Form of Exercise Notice of Equity Transfer Option

To: Zhang Xi

WHEREAS, pursuant to the Exclusive Purchase Right Agreement (“Option Agreement”) dated [ ] [ ], 2018 by and among us, you and Shanghai OneSmart Education and Training Co., Ltd. (“Company”), to the extent permitted by PRC laws and regulations, you shall, at our request, transfer your equity interests in the Company to us or any third party designated by us.

NOW, THEREFORE, we hereby notify you of the following:

We hereby offer to exercise our Equity Transfer Option under the Option Agreement whereby we or [name of entity or individual] designated by us shall acquire your 28.93% equity interests in the Company (“Subject Equity Interests”). You are kindly required to transfer all of the Subject Equity Interests to us or [name of designated entity or individual] and complete the necessary registration with the industry and commerce administration or other formalities in accordance with the Option Agreement immediately upon receipt of this notice.

Sincerely yours,

Shanghai Jing Xue Rui Information and Technology Co., Ltd.

Authorized Representative:

Date:

Schedule 2 to Exclusive Purchase Right Agreement

Schedule 2:

Form of Exercise Notice of Equity Transfer Option

To: Shanghai Xi Zhi Enterprise Management Co., Ltd.

WHEREAS, pursuant to the Exclusive Purchase Right Agreement (“Option Agreement”) dated [ ] [ ], 2018 by and among us, you and Shanghai OneSmart Education and Training Co., Ltd. (“Company”), to the extent permitted by PRC laws and regulations, you shall, at our request, transfer your equity interests in the Company to us or any third party designated by us.

NOW, THEREFORE, we hereby notify you of the following:

We hereby offer to exercise our Equity Transfer Option under the Option Agreement whereby we or [name of entity or individual] designated by us shall acquire your 71.07% equity interests in the Company (“Subject Equity Interests”). You are kindly required to transfer all of the Subject Equity Interests to us or [name of designated entity or individual] and complete the necessary registration with the industry and commerce administration or other formalities in accordance with the Option Agreement immediately upon receipt of this notice.

Sincerely yours,

Shanghai Jing Xue Rui Information and Technology Co., Ltd.

Authorized Representative:

Date:

Schedule 3 to Exclusive Purchase Right Agreement

Schedule 3:

Form of Exercise Notice of Asset Purchase Option

To: Shanghai OneSmart Education and Training Co., Ltd.

WHEREAS, pursuant to the Exclusive Purchase Right Agreement (“Option Agreement”) dated [ ] [ ], 2018 by and among us, you and Shanghai Xi Zhi Enterprise Management Co., Ltd., to the extent permitted by PRC laws and regulations, you shall, at our request, transfer your assets to us or any third party designated by us.

NOW, THEREFORE, we hereby notify you of the following:

We hereby offer to exercise our Asset Purchase Option under the Option Agreement whereby we or [name of entity or individual] designated by us shall acquire from you all the assets as separately set out in the list attached to this Agreement (“Subject Assets”). You are kindly required to transfer all the Subject Assets to us or [name of entity or individual] designated by us and complete the necessary registration or other formalities (if any) in accordance with the provisions of the Option Agreement immediately upon receipt of this notice.

Sincerely yours,

Shanghai Jing Xue Rui Information and Technology Co., Ltd.

Authorized Representative:

Date:

Schedule 3 to Exclusive Purchase Right Agreement